                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported)              July 1, 1999
                                                                ------------



                             CMS ENERGY CORPORATION
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              MICHIGAN                                1-9513                                38-2726431
------------------------------------           ----------------------           -----------------------------------
   (State or other jurisdiction                    (Commission                            (IRS Employer
        of incorporation                           File Number)                        Identification No.)



Fairlane Plaza South, Suite 1100, 330 Town Center
           Drive, Dearborn, Michigan                               48126
-------------------------------------------------         ----------------------
    (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code            (313) 436-9261
                                                               --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    Exhibits

                  The following exhibits are filed with reference to the Registration Statements on Form S-3 (Registration Nos. 333-68937, 333-68937-01 and 333-68937-02) of CMS Energy
                  Corporation, CMS Energy Trust II and CMS Energy Trust III:

                  1(c) Underwriting Agreement, dated as of July 1, 1999, among CMS Energy Corporation, CMS Energy Trust II, Salomon Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Banc of America Securities LLC with respect to the Units.

                  4(h) Amended and Restated Declaration of Trust, dated as of July 8, 1999, of CMS Energy Trust II.

                  4(m) Junior Subordinated Deferrable Interest Debenture, dated July 8, 1999, of CMS Energy Corporation.

                  4(n) Form of Trust Preferred Security (included as Exhibit A-1 to Exhibit 4(h)).

                  4(o) Trust Preferred Securities Guarantee Agreement, dated as of July 8, 1999, between CMS Energy Corporation and The Bank of New York.

                  4(t) Master Unit Agreement, dated as of July 8, 1999, between CMS Energy Corporation and The Bank of New York, as Unit Agent.

                  4(t)(1) Form of Normal Unit Certificate (included as Exhibit A to Exhibit 4(t)).

                  4(t)(2) Form of Stripped Unit Certificate (included as Exhibit B to Exhibit 4(t)).

                  4(u) Pledge Agreement, dated as of July 8, 1999, among CMS Energy Corporation, The Bank of New York, as Unit Agent, and The Chase Manhattan Bank, as Collateral Agent.

                  4(v) Call Option Agreement, dated as of July 8, 1999, between Donaldson, Lufkin & Jenrette Securities Corporation, as Call Option Holder, and The Bank of New York, as Unit Agent and Attorney-in-fact.

                  8 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as to certain tax matters.

                  23 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8 above).

                                        2

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CMS ENERGY CORPORATION


Date: July 13, 1999                        By: /s/ Alan M. Wright
                                              ----------------------------------
                                           Name:   Alan M. Wright
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.                             Description
-----------                             -----------


    1(c) Underwriting Agreement, dated as of July 1, 1999, among CMS Energy Corporation, CMS Energy Trust II, Salomon Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Banc of America Securities LLC with respect to the Units.

    4(h) Amended and Restated Declaration of Trust, dated as of July 8, 1999, of CMS Energy Trust II.

    4(m) Junior Subordinated Deferrable Interest Debenture, dated July 8, 1999, of CMS Energy Corporation.

    4(n)           Form of Trust Preferred Security (included as Exhibit A-1 to
                   Exhibit 4(h)).

    4(o) Trust Preferred Securities Guarantee Agreement, dated as of July 8, 1999, between CMS Energy Corporation and The Bank of New York.

    4(t) Master Unit Agreement, dated as of July 8, 1999, between CMS Energy Corporation and The Bank of New York, as Unit Agent.

    4(t)(1)        Form of Normal Unit Certificate (included as Exhibit A to
                   Exhibit 4(t)).

    4(t)(2)        Form of Stripped Unit Certificate (included as Exhibit B to
                   Exhibit 4(t)).

    4(u) Pledge Agreement, dated as of July 8, 1999, among CMS Energy Corporation, The Bank of New York, as Unit Agent, and The Chase Manhattan Bank, as Collateral Agent.

    4(v) Call Option Agreement, dated as of July 8, 1999, between Donaldson, Lufkin & Jenrette Securities Corporation, as Call Option Holder, and The Bank of New York, as Unit Agent and Attorney-in-fact.

    8 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as to certain tax matters.

    23 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8 above)



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